RESTATED

                                   BY-LAWS

                                     OF

                         UNITED RETAIL GROUP, INC.

                         (a Delaware Corporation)

                     (as amended September 14, 1999)

                                  ---------


                                  ARTICLE I

                                STOCKHOLDERS

           1. CERTIFICATES REPRESENTING STOCK. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the board of directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation certifying the number of shares owned by him in the corporation. Any and all signatures on any such certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

           The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the board of directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

           2. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but script or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation, in each case to the extent of such fraction. The board of directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the board of directors may impose.

           3. STOCK TRANSFER. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers of shares of stock of the corporation shall be made only by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

           4. RECORD DATE FOR STOCKHOLDERS. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting (if authorized by the provisions of the certificate of incorporation or a certificate filed under
 Section 151(g) of the General Corporation Law), or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance a record date which shall not be more than 60 days nor less then 10 days before the date of such meeting, nor more than 60 days prior to any other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting (if authorized by the provisions of the certificate of incorporation or a certificate filed under Section 151(g) of the General Corporation Law), when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date of the adjourned meeting.

           5. MEANING OF CERTAIN TERMS. As used herein in respect of the right to participate or vote thereat or to consent or dissent in writing in lieu of a meeting (if authorized by the provisions of the certificate of incorporation or a certificate filed under Section 151(g) of the General Corporation Law), as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation has only one class of shares of stock outstanding; and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation or a certificate filed under
 Section 151(g) of the General Corporation Law confers the right to vote on matters presented to the stockholders where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation or a certificate filed under Section 151(g) of the General Corporation Law may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof the terms "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to any outstanding share or shares of stock or holder or holders of record of outstanding shares of stock, regardless of whether such stock or holder of stock possesses the right to vote.

           6.   STOCKHOLDER MEETINGS.

           - TIME OF ANNUAL MEETINGS. The annual meeting shall be held on the date and at the time fixed, from time to time, by vote of the directors.

           - BUSINESS AT ANNUAL MEETING; ADVANCE NOTICE. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the board of directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 6 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 6.

           In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation.

           To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

           To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. In addition, notwithstanding anything in this Section 6 to the contrary, a stockholder intending to nominate one or more persons for election as a director at an annual or special meeting must comply with the provisions relating thereto contained in this Section 6 for such nomination or nominations to be properly brought before such meeting.

           No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 6, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 6 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

           - SPECIAL MEETINGS. Special meetings may be called by the Chairman of the board of directors, by at least five directors or by any officer instructed by at least five directors to call the meeting. The business to be conducted at a special meeting shall be limited to the business set forth in the notice of meeting.

           - PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the board of directors may, from time to time, fix. Whenever the board of directors shall fail to fix such place, the meeting shall be held at the headquarters office of the corporation.

           - NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders (whether or not entitled to vote at the meeting) and warrant holders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state clearly the purpose or purposes for which the meeting is to be called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than 10 days nor more than 60 days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder and warrant holder, whether or not such stockholder is entitled to vote at a meeting of stockholders, at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States mail. If a meeting is adjourned to another time, not more than 30 days hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the board of directors, after adjournment, fixes a new record date for the adjourned meeting. Notice need not be given to any stockholder or warrant holder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder or warrant holder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders need be specified in any written waiver of notice.

           - STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for period of at least 10 days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

           - CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting: the Chairman of the board, if any, the Vice-Chairman of the board, if any, the President, or the Executive Vice-Presidents in order of seniority, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

           - NOMINATIONS. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the certificate of incorporation with respect to the right of holders of preferred stock of the corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the board of directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the board of directors (or any duly authorized committee thereof) or (b) by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 6 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth below in this Section 6.

           In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation.

           To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an annual meeting, not less than ninety
 (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

           To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

           No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 6. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

           - PROXY REPRESENTATION. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provided for a longer period.
 A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

           - INSPECTORS. The directors, in advance of any meeting, shall appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting shall appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy shall be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

           - QUORUM. The holders of shares representing a majority of votes of the outstanding shares shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn to a later time despite the absence of quorum.

           - VOTING. Each share of stock shall entitle the holder thereof to such number of votes as set forth in the certificate of incorporation or a certificate filed under Section 151(g) of the General Corporation Law. In the election of directors, a plurality of the votes cast shall elect. Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation or a certificate filed under Section 151(g) of the General Corporation Law or these By-laws. In the election of directors, and for any other action, voting need not be by ballot.

                                 ARTICLE II

                                 DIRECTORS

           1. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by or under the direction of the board of directors of the corporation. The board of directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

           2. QUALIFICATIONS AND NUMBER. A director need not be a stockholder, or a citizen or resident of the United States or the State of Delaware. The number of directors constituting the whole board shall be nine.

           3.   ELECTION AND TERM.

                (a) RESIGNATION. Any director may resign at any time upon written notice to the corporation.

                (b) TERM. Directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation or removal.

                (c) VACANCIES. In the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the filling of any vacancies in that connection, newly created directorships and any vacancies in the board of directors may be filled by the vote of a majority of all the remaining directors then in office although less than a quorum, or by the sole remaining director.

           4.   MEETINGS.

                (a) TIME. Meetings shall be held at such time as the board of directors or person calling the meeting shall fix, except that the first meeting of a newly elected board of directors shall be held as soon after its election as the directors may conveniently assemble. Regular meetings for the following year shall be scheduled at the first meeting of a newly elected board of directors.

                (b) PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the board or person calling the meeting.

                (c) CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the board, if any, the Vice-Chairman of the board, if any, or the President, or by at least one-third of the directors in office or by any officer instructed by at least one-third of the directors in office to call the meeting.

                (d) NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written notice of the time, place and purpose shall be given for special meetings at least 72 hours in advance. Written notice shall be sent to each director by United States mail postage prepaid, overnight delivery service, telecopier transmission or e-mail and shall be effective upon receipt. Notice shall be sent to the respective addresses designated in writing by the respective directors or, in the absence of such designation, to the last known addresses. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time for the meeting stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice, provided, however, that a waiver of notice shall be effective only with respect to the purpose stated in the notice of the meeting.

                (e) QUORUM AND ACTION. A majority of the whole board shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law, the certificate of incorporation and these By-laws which govern a meeting of directors held to fill vacancies and newly created directorships in the board of directors or action of disinterested directors.

                (f) HIGHER VOTE FOR CERTAIN ACTIONS BY THE BOARD OF DIRECTORS. The affirmative vote of a majority of the directors in office who have not disqualified themselves because of a potential conflict of interest shall be required to approve the adoption of a resolution (i) removing either the Chairman of the board or the President of the corporation from office, (ii) proposing an amendment to or a repeal of any provision of, or the adoption of any new provision of, the certificate of incorporation of the corporation, of any certificate filed under Section 151(g) of the General Corporation Law, or of these By-laws or (iii) authorizing the filing of any certificate under Section 151(g) of the General Corporation Law.

                (g) CHAIRMAN OF THE MEETING. The Chairman of the board of directors, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the board of directors, if any and if present and acting, or the President, if present and acting, or any other director chosen by the board of directors, shall preside.

           5.   COMMITTEES.

                (a) MEMBERSHIP. The board of directors by majority vote of the whole board shall designate the following standing committees: an executive committee, a nominating committee, a compensation committee, a benefit committee, a finance committee and an audit committee, and may designate additional standing committees. The director presiding at any meeting of the board of directors may name two or more directors as an ad hoc committee to render advice on matters not within the powers and authority of any standing committee.

                (b) QUORUM. The majority of the authorized number of directors that comprises a standing committee shall constitute a quorum of that committee. No alternate members of committees shall be designated.

                (c) AUTHORITY. To the extent provided in the resolution of the board of directors establishing such committee, a standing committee shall have and may exercise the powers and authority of the board of directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, no committee may (i) exercise the powers and authority of the board of directors in contravention of Section 141 of the General Corporation Law, (ii) take any action which requires higher than usual vote of the board of directors, as provided in Article II, Section 4(f) of these By-Laws, except that the executive committee shall be permitted to act with respect to the filing of certificates under
 Section 151(g) of the General Corporation Law or (iii) repeal or amend any resolution adopted by the board of directors. Ad hoc committees shall be advisory and shall not exercise the powers and authority of the board of directors.

                (d)  VOTE.  Each committee shall act by vote of a majority
 of   directors comprising the Committee present at a meeting at  which a quorum is present.

                (e)  MEETINGS.

                     (i) Meetings of standing committees shall be held at such time as the committee or person calling the meeting shall fix.

                     (ii) Meetings of standing committees shall be held at such place within or without the State of Delaware as shall be fixed by the committee or person calling the meeting.

                     (iii) Committee meetings may be called by or at the direction of any committee member or by any officer instructed by any committee member.

                     (iv) Written notice of the time, place and purpose shall be given for committee meetings at least 72 hours in advance to each committee member with a copy to the Secretary. Written notice shall be sent to each committee member by United States mail postage prepaid, overnight delivery service, telecopier transmission or e-mail and shall be effective upon receipt. Notice shall be sent to the respective addresses designated in writing by the respective committee members or, in the absence of such designation, to the last known addresses. Notice need not be given to any committee member who submits a written waiver of notice signed by him before or after the time for the meeting stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of a committee need be specified in any written waiver of notice, provided, however, that a waiver of notice shall be effective only with respect to the purpose stated in the notice of the meeting.

                     (v) A majority of committee members present at a committee meeting, even if less than a quorum, may adjourn a meeting to another time and place. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law, the certificate of incorporation and these By-Laws which govern action of disinterested directors.

                (f) REPORTS. The chairman of each committee shall make a report on its activities at each meeting of the board of directors.

           6. WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the board of directors or any committee thereof may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or committee.

           7. ELECTRONIC COMMUNICATION. Any member or members of the board of directors or of any committee may participate in a meeting of the board of directors, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

           8. REMOVAL. Subject to the rights of the holders of shares of any class or series of preferred stock, any director or the entire board of directors may be removed as provided in the certificate of incorporation and any certificate filed under Section 151(g) of the General Corporation Law.

                                 ARTICLE III

                                  OFFICERS

           The officers of the corporation shall consist of a Chairman of the Board, a President, a Secretary, and, if deemed necessary, expedient or desirable by the board of directors, a Vice-Chairman of the Board, Executive Vice-Presidents, Senior Vice-Presidents, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the board of directors choosing them shall designate. Except as may otherwise be provided in the resolution of the board of directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person.

           Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the board of directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified. Any officer may be removed, with or without cause, by such vote of the directors as may be prescribed in the by-laws. Any vacancy in any office may be filled by the board of directors.

           The Chairman of the Board shall be the Chief Executive Officer of the corporation and shall have general supervision over the property, business and affairs of the corporation and over its several officers, subject, however, to the control of the board of directors. He shall, if present, preside at all meetings of the stockholders and of the board of directors and of all committees of which he is a member. He may sign, with the Secretary, Treasurer or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares in the corporation. He may sign, execute and deliver in the name of the corporation, or authorize other employees to sign, execute and deliver, all deeds, mortgages, bonds, leases, contracts, or other instruments either when specially authorized by the board of directors or when required or deemed necessary or advisable by him in the ordinary conduct of the corporation's normal business, except in cases where the signing and execution thereof shall be required by law or otherwise to be signed or executed by some other officer or agent, and he may cause the seal of the corporation, if any, to be affixed to any instrument requiring the same.

           The Secretary or Assistant Secretary of the corporation shall record all of the proceedings of all meetings and the actions in writing of stockholders, directors and committees of directors, and shall exercise such additional authority and perform such additional duties as the board of directors shall assign to him.

           All other officers of the corporation shall perform such duties in the management and operation of the corporation as are assigned to them by the Chairman of the board of directors or by the board of directors.

                                 ARTICLE IV

        INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

           1. INDEMNIFICATION RESPECTING THIRD PARTY CLAIMS. The corporation, to the full extent permitted and in the manner required by the laws of the State of Delaware as in effect at the time of the adoption of this Article or as such laws may be amended from time to time, shall indemnify any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative or investigative in nature (other than an action by or in the right of the corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or, if at a time when he was a director, officer employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, fiduciary, employee or agent (a "Subsidiary Officer") of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Affiliated Entity"), against expenses (including attorneys' fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.

           2. INDEMNIFICATION RESPECTING DERIVATIVE CLAIMS. The corporation, to the full extent permitted, and in the manner required, by the laws of the State of Delaware as in effect at the time of the adoption of this Article or as such laws may be amended from time to time, shall indemnify any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action or suit (including any appeal thereof) brought in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or, if at a time when he was a director, officer, employee or agent of the corporation, is or was serving at the request of the corporation as a Subsidiary Officer of an Affiliated Entity against expenses (including attorneys' fees and disbursements) and costs actually and reasonably incurred by such person in connection with such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses and costs as the Court of Chancery of the State of Delaware or such other court shall deem proper.

           3. DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. Any indemnification under Section 1 or 2 of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification is proper under the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or 2 of this Article. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to the action, suit or proceeding in respect of which indemnification is sought, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders. In the event a request for indemnification is made by any person referred to in Section 1 or Section 2, the corporation shall cause such determination to be made not later than 60 days after such request is made.

           4. RIGHT TO INDEMNIFICATION UPON SUCCESSFUL DEFENSE AND FOR SERVICE AS A WITNESS.

                (a) Notwithstanding the other provisions of this Article, to the extent that a present or former director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or 2 of this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees and disbursements) and costs actually and reasonably incurred by such person in connection therewith.

                (b) To the extent any person who is or was a director or officer of the corporation has served or prepared to serve as a witness in any action, suit or proceeding (whether civil, criminal, administrative or investigative in nature) or in any investigation by the corporation or the board of directors thereof or a committee thereof or by any securities exchange on which securities of the corporation are or were listed by reason of his services as a director or officer of the corporation or as a Subsidiary Officer of any Affiliated Entity (other than in a suit commenced by such person), the corporation shall indemnify such person against expenses (including attorneys' fees and disbursements) and costs actually and reasonably incurred by such person in connection therewith within 30 days after receipt by the corporation from such person of a statement requesting such indemnification, averring such service and reasonably evidencing such expenses and costs. The corporation may indemnify any employee or agent of the corporation to the same extent it may indemnify any director or officer of the corporation pursuant to the foregoing sentence of this paragraph.

           5. ADVANCE OF EXPENSES. Expenses and costs incurred by any person referred to in Section 1 or Section 2 of this Article in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized by this Article.

           6. INDEMNIFICATION NOT EXCLUSIVE. The provision of indemnification to or the advancement of expenses and costs to any person under this Article, or the entitlement of any person to indemnification or advancement of expenses and costs under this Article, shall not limit or restrict in any way the power of the corporation to indemnify or advance expenses and costs to such person in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any person seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's capacity as an officer, director, employee or agent of the corporation and as to action in any other capacity while holding any such position.

           7. ACCRUAL OF CLAIMS; SUCCESSOR. The indemnification provided or permitted under this Article shall apply in respect of any expense, cost, judgment, fine, penalty or amount paid in settlement, whether or not the claim or cause of action in respect thereof accrued or arose before or after the effective date of this Article. The right of any person who is or was a director, officer, employee or agent of the corporation to indemnification under this Article shall continue after he shall have ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, distributees, executors, administrators and other legal representatives of such person.

           8. CORPORATE OBLIGATIONS; SUCCESSORS. This Article shall be deemed to create a binding obligation on the part of the corporation to its current and former officers and directors and their heirs, distributees, executors, administrators and other legal representatives, and such persons in acting in such capacities shall be entitled to rely on the provisions of this Article, without giving notice thereof to the corporation.

           9. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of, or to represent the interests of, the corporation as a Subsidiary Officer of any Affiliated Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article or applicable law.

           10.  DEFINITIONS OF CERTAIN TERMS.

                (a) For purposes of this Article, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its corporate existence had continued, would have been permitted under applicable law to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request, or to represent the interests of, such constituent corporation as a director, officer, employee or agent of any Affiliated Enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if this separate existence had continued.

                (b) For purposes of this Article, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to "serving at the request of the corporation" shall include any service as a director, officer, fiduciary, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, fiduciary, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.

                                  ARTICLE V

                               CORPORATE SEAL

           The corporate seal shall be in such form as the board of directors shall prescribe.

                                 ARTICLE VI

                                FISCAL YEAR

           The fiscal year of the corporation shall begin on the Sunday which follows the Saturday which is closest to January 31st in any calendar year and shall end on the Saturday closest to January 31st in the following calendar year, or shall be for such other period as the board of directors from time to time may designate.

                                 ARTICLE VII

                            CONTROL OVER BY-LAWS

           Subject to the provisions of the certificate of incorporation, any certificate filed under Section 151(g) of the General Corporation Law and Article II, Section 4 of these By-laws, and the provisions of the General Corporation Law, the power to amend, alter or repeal these By-laws and to adopt new By-laws may be exercised by the board of directors.






                 FORM OF AMENDMENT TO THE BY-LAWS APPROVED
                       BY THE BOARD OF DIRECTORS OF
                         UNITED RETAIL GROUP, INC.
                             September 14, 1999


 Amendments to the By-Laws

           RESOLVED, that Article I, Section 6 of the By-Laws be, and it hereby is, amended to add a new clause after the clause entitled " TIME OF ANNUAL MEETINGS." to read as follows:

           "-- BUSINESS AT ANNUAL MEETING; ADVANCE NOTICE FOR NEW BUSINESS. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the board of directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this
     Section 6 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 6.

           In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation.

           To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

           To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. In addition, notwithstanding anything in this Section 6 to the contrary, a stockholder intending to nominate one or more persons for election as a director at an annual or special meeting must comply with the provisions relating thereto contained in this Section 6 for such nomination or nominations to be properly brought before such meeting.

           No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 6, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this
     Section 6 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.";and further

           RESOLVED, that Article I, Section 6 of the By-Laws be, and it hereby is, further amended to revise the clause designated " CALL OF SPECIAL MEETINGS." to read as follows:

           "-- SPECIAL MEETINGS. Special meetings may be called by the Chairman of the board of directors, by at least five directors or by any officer instructed by at least five directors to call the meeting. The business to be conducted at a special meeting shall be limited to the business set forth in the notice of meeting."; and further

           RESOLVED, that Article II, Section 6 of the By-Laws be, and it hereby is, amended to replace the clause designated " NOMINATIONS." with the following:

           "-- NOMINATIONS. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the certificate of incorporation with respect to the right of holders of preferred stock of the corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the board of directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the board of directors (or any duly authorized committee thereof) or (b) by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 6 and on the record date for the determination of stockholders entitled to vote at such meeting and
     (ii) who complies with the notice procedures set forth below in this
     Section 6.

           In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation.

           To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an annual meeting, not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

           To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

           No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 6. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded."; and further

           RESOLVED, that Article I, Section 6 of the By-Laws be, and it hereby is, amended to revise the clause designated "--INSPECTORS." to read as follows:

           "- INSPECTORS. The directors, in advance of any meeting, shall appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting shall appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy shall be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them."; and further

           RESOLVED, that the By-Laws be, and they hereby are, amended to delete in its entirety Section 7 of Article I thereof; and further

           RESOLVED, that the By-Laws be, and they hereby are, amended to delete in its entirety clause (f) of Section 4 of Article II thereof and to re-letter appropriately the remaining clauses of Section 4 of Article II; and further

           RESOLVED, that, after the re-lettering referred to in the immediately preceding resolution, the By-Laws be, and they hereby are, amended to revise clause (f) of Section 4 of Article II thereof, by changing the word "proposing" appearing in subclause (iii) thereof to the word "authorizing"; and further

           RESOLVED, that the By-Laws be, and they hereby are, amended to revise Section 5 of Article II thereof to read as follows:

           5.  COMMITTEES.

               (a) MEMBERSHIP. The board of directors by majority vote of the whole board shall designate the following standing committees: an executive committee, a nominating committee, a compensation committee, a benefit committee, a finance committee and an audit committee, and may designate additional standing committees. The director presiding at any meeting of the board of directors may name two or more directors as an ad hoc committee to render advice on matters not within the powers and authority of any standing committee.

               (b) QUORUM. The majority of the authorized number of directors that comprises a standing committee shall constitute a quorum of that committee. No alternate members of committees shall be designated.

               (c) AUTHORITY. To the extent provided in the resolution of the board of directors establishing such committee, a standing committee shall have and may exercise the powers and authority of the board of directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, no committee may (i) exercise the powers and authority of the board of directors in contravention of Section 141 of the General Corporation Law, (ii) take any action which requires higher than usual vote of the board of directors, as provided in Article II, Section 4(f) of these By-Laws, except that the executive committee shall be permitted to act with respect to the filing of certificates under Section 151(g) of the General Corporation Law or (iii) repeal or amend any resolution adopted by the board of directors. Ad hoc committees shall be advisory and shall not exercise the powers and authority of the board of directors.

               (d) VOTE. Each committee shall act by vote of a majority of directors comprising the Committee present at a meeting at which a quorum is present.

               (e) MEETINGS.

                   (i) Meetings of standing committees shall be held at such time as the committee or person calling the meeting shall fix.

                   (ii) Meetings of standing committees shall be held at such place within or without the State of Delaware as shall be fixed by the committee or person calling the meeting.

                   (iii) Committee meetings may be called by or at the direction of any committee member or by any officer instructed by any committee member.

                   (iv) Written notice of the time, place and purpose shall be given for committee meetings at least 72 hours in advance to each committee member with a copy to the Secretary. Written notice shall be sent to each committee member by United States mail postage prepaid, overnight delivery service, telecopier transmission or e-mail and shall be effective upon receipt. Notice shall be sent to the respective addresses designated in writing by the respective committee members or, in the absence of such designation, to the last known addresses. Notice need not be given to any committee member who submits a written waiver of notice signed by him before or after the time for the meeting stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of a committee need be specified in any written waiver of notice, provided, however, that a waiver of notice shall be effective only with respect to the purpose stated in the notice of the meeting.

                   (v) A majority of committee members present at a committee meeting, even if less than a quorum, may adjourn a meeting to another time and place. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law, the certificate of incorporation and these By-Laws which govern action of disinterested directors.

           (f) REPORTS. The chairman of each committee shall make a report on its activities at each meeting of the board of directors."; and further

           RESOLVED, that the By-Laws be, and they hereby are, amended to revise Sections 1, 2, 3 and 4(a) of Article IV to read as follows:

           "1. INDEMNIFICATION RESPECTING THIRD PARTY CLAIMS. The corporation, to the full extent permitted and in the manner required by the laws of the State of Delaware as in effect at the time of the adoption of this Article or as such laws may be amended from time to time, shall indemnify any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative or investigative in nature (other than an action by or in the right of the corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or, if at a time when he was a director, officer employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, fiduciary, employee or agent (a "Subsidiary Officer") of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Affiliated Entity"), against expenses (including attorneys' fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.

           2. INDEMNIFICATION RESPECTING DERIVATIVE CLAIMS. The corporation, to the full extent permitted, and in the manner required, by the laws of the State of Delaware as in effect at the time of the adoption of this Article or as such laws may be amended from time to time, shall indemnify any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action or suit (including any appeal thereof) brought in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or, if at a time when he was a director, officer, employee or agent of the corporation, is or was serving at the request of the corporation as a Subsidiary Officer of an Affiliated Entity against expenses (including attorneys' fees and disbursements) and costs actually and reasonably incurred by such person in connection with such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses and costs as the Court of Chancery of the State of Delaware or such other court shall deem proper.

           3. DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. Any indemnification under Section 1 or 2 of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification is proper under the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or 2 of this Article. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to the action, suit or proceeding in respect of which indemnification is sought, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders. In the event a request for indemnification is made by any person referred to in Section 1 or Section 2, the corporation shall cause such determination to be made not later than 60 days after such request is made.

           4. RIGHT TO INDEMNIFICATION UPON SUCCESSFUL DEFENSE AND FOR SERVICE AS A WITNESS.

              (a) Notwithstanding the other provisions of this Article, to the extent that a present or former director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in
     Section 1 or 2 of this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees and disbursements) and costs actually and reasonably incurred by such person in connection therewith."